SUPPLEMENT NO. 1 TO WARRANT INSTRUMENT This First Supplement to the Warrant Instrument (this “Supplement”) is made as of September 27, 2024 by and among Perimeter Solutions, SA, a public limited company (société anonyme) incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Company”) and Computershare Inc., a Delaware corporation (“Computershare”) and its wholly-owned subsidiary Computershare Trust Company, N.A., a federally chartered trust company (together with Computershare, the “Receiving Agent”) and serves as a supplement to that certain Warrant Instrument, dated as of November 8, 2021, by and between the Company and the Receiving Agent (the “Warrant Instrument”). Capitalized terms used but not defined herein shall have the respective meanings given to them in the Warrant Instrument. WHEREAS, the Warrant Instrument provides for the issue of up to 34,020,000 Warrants, with each Warrant entitling the holder thereof to acquire one-fourth of the Company’s Ordinary Shares; and WHEREAS, Pursuant to Section 11.1 of the Warrant Instrument, the Company desires to modify the Warrant Instrument to allow Warrantholders to exercise the Warrants on a cashless basis; NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto supplement the Warrant Instrument as set forth herein. 1. Section 1 of the Warrant Instrument is hereby amended to add the following definition: “Cashless Exercise” means an exercise of a Subscription Right in which, in lieu of payment of the Exercise Price in cash, the Warrantholder elects to receive a lesser number of Ordinary Shares in payment of the Exercise Price, as determined in accordance with clause 4.15. 2. Section 4 of the Warrant Instrument is hereby amended to add the following: 4.15 Holders of Warrants may, in lieu of paying the Exercise Price in cash, exercise Subscription Rights in whole or in part on a cashless basis (a “Cashless Exercise”), by surrendering the Warrants for that number of Ordinary Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where: (A) = the average of the Average Price over the immediately preceding three (3) Trading Days ending one (1) trading day prior to the date the Receiving Agent (or such other person as shall have been notified to Warrantholders in accordance with clause 13.2) shall have received the Subscription Notice properly completed and duly signed (or any other document(s) as each of the Company and the Receiving Agent may, in its absolute discretion, accept); (B) = Exercise Price, as adjusted hereunder; and (X) = The number of Ordinary Shares that would be issuable upon the exercise of a Warrantholder’s Warrant if such exercise were by means of a cash exercise rather than a cashless exercise. Upon receipt of a Subscription Notice for a Cashless Exercise, the Receiving Agent will promptly deliver a copy of the Subscription Notice to the Company to confirm the number of Ordinary Shares issuable in connection with the Cashless Exercise. The Company shall calculate and transmit to the Receiving Agent in a written notice, and the Receiving Agent shall have no duty, responsibility or obligation under this section to calculate, the number of Ordinary Shares issuable in connection with any Cashless Exercise. The Receiving Agent (i) shall have no duty or obligation to investigate or confirm whether the Company’s determination of the number of shares of Ordinary Shares to be issued is accurate or correct, (ii) shall be entitled to rely conclusively on any such written notice provided by the Company, and (iii) shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with such written instructions or pursuant to this Warrant Instrument. 4.16 In the event of a cash exercise, the Company hereby instructs the Receiving Agent to record cost basis for newly issued Ordinary Shares in a manner subsequently communicated in writing to the Receiving Agent. In the event of a Cashless Exercise, the Company shall provide the cost basis for shares issued pursuant to a Cashless Exercise at the same time it transmits the number of Ordinary Shares to the Receiving Agent. 3. Annex A (Subscription Notice) to the Warrant Instrument is hereby amended in the form attached as Exhibit A to this Supplement. 4. Miscellaneous 4.1. Effect of this Supplement. It is the intent of the parties hereto that this Supplement constitutes an amendment of the Warrant Instrument. Except as expressly provided in this Supplement, the terms of the Warrant Instrument shall remain in full force and effect. 4.2. Governing Law. This Supplement shall be governed by the laws of the Grand Duchy of Luxembourg without regard to its rules on conflict of laws, except that the rights, immunities, duties and obligations of the Warrant Agent shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such state without regard to its rules of conflict of laws. 4.3. The courts of the Grand Duchy of Luxembourg shall have exclusive jurisdiction to settle any dispute or claim arising out of or in connection with this Supplement or any Warrant or their subject matter or formation (including non-contractual disputes or claims). Notwithstanding the foregoing, each party (i) agrees that the courts of the State of Delaware and of the United States of America located in such state (the “Delaware Courts”) shall have exclusive jurisdiction to settle any dispute or claim to which the Warrant Agent is party, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from the Delaware Courts, and (iii) waives any claim of improper venue or any claim that the Delaware Courts are an inconvenient forum. 4.4. Severability. If any term, provision, covenant or restriction of this Supplement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Supplement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that if such excluded provision shall affect the rights, immunities, liabilities, duties or obligations of the Receiving Agent, the Receiving Agent shall be entitled to resign immediately upon written notice to the Company.

This Supplement has been executed by the Company and Computershare Inc. on the date first written above. PERIMETER SOLUTIONS, SA /s/ Kyle Sable Name: Kyle Sable Title: Chief Financial Officer COMPUTERSHARE TRUST COMPANY, N.A. and COMPUTERSHARE INC. On behalf of both entities /s/ Collin Ekeogu Name: Collin Ekeogu Title: Senior Manager, Corporate Actions

Exhibit A Subscription Notice Annex A PRIOR TO INVESTING IN THE SECURITIES OR CONDUCTING ANY TRANSACTIONS IN THE SECURITIES, INVESTORS ARE ADVISED TO CONSULT PROFESSIONAL ADVISERS REGARDING THE RESTRICTIONS ON TRANSFER SUMMARIZED BELOW AND ANY OTHER RESTRICTIONS. SUBSCRIPTION NOTICE In order to exercise all or any of the Warrants represented by this Warrant Certificate, this Subscription Notice duly completed and signed, together with the payment in cleared funds referred to below, must be submitted to the Registrar’s Receiving Agent, who is initially Computershare Inc. located at 150 Royal Street, Canton, Massachusetts, 02021, USA (or such other Receiving Agent and address as the Registrar may appoint). To: The Directors, Perimeter Solutions SA I/We the undersigned, being the registered holder(s) of the [•] Warrants hereby give(s) notice of his/their wish to exercise [•] Warrant(s) to subscribe for [•] Ordinary Shares in Perimeter Solutions SA in accordance with the provisions of the Warrant Instrument as follows: [ ] Exercise for Cash. I/We enclose payment for US$ [•] in favour of Perimeter Solutions SA being the aggregate payment of the full subscription price for the total number of such Warrants.* * Please contact the Receiving Agent if you wish to pay by way of electronic transfer. [ ] Cashless Exercise. I/We elect to exercise the Warrant on a cashless basis. I/We direct you to issue the relevant number of Ordinary Shares to the person(s) whose name(s) and address(es) is/are set out in the Form of Nomination set out below and who has signed the acceptance set out therein or, if none is set out, to me/us in which event I/we agree to accept such shares subject to the Articles of Association of Perimeter Solutions SA. I/We authorise and request the entry of the name(s) of such persons in the register of shareholders of the Company in respect thereof. I/We require the dispatch of (a) certificates in respect of the Ordinary Share(s) to be issued to such Persons; and (b) a Warrant Certificate in the name(s) of such persons for any balance of my/our Warrants remaining exercisable, at the risk of such persons to such address as is set out in the Form of Nomination or, if none is set out, to my/our address set out in the Register of Warrantholders or (in the case of joint holders) to the address of that one whose name stands first in such form of Nomination or (if applicable) Register in respect of the Warrants represented by this Warrant Certificate by ordinary postal service. Dated: Signature(s):

GUIDANCE NOTES: Exercise of the Warrants represented by this Warrant Certificate may be consolidated with the exercise of Warrants represented by other Warrant Certificates by the use of only one Subscription Notice, provided that the other Warrant Certificates are attached to the Subscription Notice. In the case of joint holdings, all joint holders must sign. FORM OF NOMINATION Please insert in BLOCK CAPITALS in the box below the full name(s) of the person(s) to whom you wish the Ordinary Share(s) arising on the exercise of your Warrants to be issued and the address to which any certificate for such Ordinary Share(s) together with any balance certificate for Warrants should be sent and the address of the sole or first-named Warrantholder. I/We agree to accept all the fully paid Ordinary Shares of the Company to be issued to me/us subject to the Articles of Association of Perimeter Solutions SA. Signed _______________________________ Dated ________________________________ If the above box is left blank, the Ordinary Shares will be issued to the Warrantholder(s) named in the relevant Warrant Certificate and the certificate for such Ordinary Shares together with any balance Warrant Certificate will be sent to the registered address of the sole or first-named Warrantholder.